UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 4, 2025

Cibus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 450-0008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

In connection with a public offering announced today, Cibus, Inc. (“Cibus” or the “Company”) is providing the following disclosures, which update and supplement the Company’s existing business disclosures and risk factors, as follows:

Company Overview

We are a leading agricultural biotechnology company that uses proprietary gene editing technologies to develop plant traits (or specific genetic characteristics) in seeds. Our primary business is the development of plant traits that help address specific productivity or yield challenges in farming such as traits for weed management in Rice. Specifically, we are developing herbicide tolerance (HT) traits HT1 and HT3 (Clethodim-tolerance) in Rice, which represent our priority pipeline traits.

We believe that a measure of the success of our Rapid Trait Development System™, or RTDS®, technologies and our Trait Machine process is that we have been able to develop a pipeline of five productivity traits. In addition to our priority Rice program, we are positioned to opportunistically advance the development of our other productivity traits—Pod Shatter Reduction (PSR) in Canola and Winter Oilseed Rape (WOSR), Sclerotinia (white mold disease) resistance in Canola, and herbicide tolerance (HT2) in Canola—through partner-funded and/or supported programs. We believe that as a result of our development activities to date with respect to these additional productivity traits (such as our in-process field and greenhouse trials), we are well situated to engage potential partners for such funding and/or support.

The traits we develop are referred to as productivity traits because they can improve farming productivity, profitability and sustainability. Certain productivity traits lead to the reduction in the use of chemicals like fungicides, insecticides, or the reduction of fertilizer use, while others make crops more adaptable to their environment or to climate change. The ability to develop productivity traits in seeds that can increase farming productivity and reduce the use of chemicals in farming is the promise of gene editing technologies.

We are also advancing two currently partner-funded and/or supported programs, supporting the Company’s goal of entering into commercialization agreements with consumer-packaged goods partners with respect to sustainable ingredients. One is a bio-based fermentation biofragrance products program and the other is a crop-based sustainable ingredient for lauric oils.

Recent Developments

Streamlined Business Focus

Building on efficiencies introduced through Cibus’ strategic realignment initiatives to date, the Company is further streamlining its operational focus to preserve capital resources and concentrating its working capital expenditures on the commercial advancement of the Company’s weed management traits HT1 and HT3 for Rice. Alongside its Company-funded Rice program, Cibus also intends to continue advancement of its bio-based fermentation biofragrance products program and its crop based sustainable ingredients work, the development of which are currently funded and/or supported by a consumer-packaged goods partner. By concentrating on these nearest term, potentially high-impact priority objectives, the Company believes that additional cost savings can be realized. Accordingly, the Company anticipates that contemplated cost reduction actions, including rationalizing human capital resources and certain non-core facilities, have the potential to reduce the Company’s annual net cash burn to approximately $30.0 million by 2026, which is expected to contribute to improved cash flow and financial stability. Cibus plans to implement this streamlined approach and related cost reduction actions over the remainder of 2025.

The Company will retain the rights to the remainder of its productivity trait portfolio and will opportunistically pursue partner-funded projects in such traits until such time as the Company’s capital resources are sufficient to efficiently support a more robust development effort. Cibus believes that as a result of the Company’s development activities to date—such as in-process field and greenhouse trials, which will continue through completion, and recently announced designations by the United States Department of Agriculture’s Animal and Plant Health Inspection Service (USDA-APHIS) Biotechnology Regulatory Services (BRS) of Cibus traits as not regulated—the Company is well situated to engage potential partners for such funding and/or support.

As we advance our weed management traits in Rice, we are targeting an initial commercial launch in Latin America in 2027 – 2028, with subsequent expansion into the mid-south region of the United States in 2028 and to India and Asia (excluding China) in 2030. For our non-Rice crop platforms, we are targeting initial commercial launches between 2028 through 2031, in each case, depending on our ability to secure partner funding for advancement. In our partner-funded sustainable ingredients program, we are targeting nominal revenues in 2025 with targeted commercial expansion planned for 2026.

Recent Regulatory Developments

On the regulatory front, there have been several regulatory developments during the course of 2025. The Company achieved a historic milestone when the California Rice Commission’s Rice Certification Committee approved Cibus’ field research proposal on February 26, 2025, marking the first authorization for planting gene edited Rice in California. In April 2025, USDA-APHIS designated two of Cibus’ Canola traits as not regulated under USDA biotechnology regulations (7 CFR Part 340), including two canola disease resistance traits. This determination with respect to Cibus’ most up-to-date RTDS technologies, as applied in these specific Canola traits, reiterated the regulatory treatment for RTDS precision gene editing technologies in the United States. In Latin America, the Company also saw a positive regulatory development in Ecuador related to Cibus’ HT1 and HT3 Rice traits in April 2025. The Ministry of Agriculture and Livestock in Ecuador determined that Cibus’ HT1 and HT3 Rice traits are equivalent to those developed through conventional breeding and subject to the same regulations as conventional seed in accordance with the provisions of the Organic Law of Agrobiodiversity, Seeds and Promotion of Sustainable Agriculture and its Regulations (LOASFAS). This determination was important since Ecuador strictly prohibits the commercial planting of transgenic (GMO) crops, reinforcing the Company’s view that the global regulatory environment is increasingly supportive of gene editing. In April 2025, the Indian Council of Agricultural Research (ICAR) announced that ICAR had developed India’s first genome-edited rice varieties, noting that the relevant genome editing has been approved under India’s biosafety regulations for general crops and marking these varieties as a significant step toward India’s stated goal of promoting sustainable agriculture. Finally, in May 2025, the United Kingdom’s Parliament approved the secondary legislation to implement the Genetic Technology (Precision Breeding) Act, which was previously approved in March 2023, for plants in England.

On March 14, 2025, EU member states endorsed the EU Council’s (Council) negotiating mandate on the regulation of plants obtained by New Genomic Techniques (NGTs). This important advancement enables the Council to engage in 3-way discussions (known as trilogue discussions) with the EU Parliament and the European Commission to agree on the final text of the legislation to be proposed for final adoption.

Supplemental Risk Factor

Risks Relating to the Company’s Streamlined Business Focus

The Company’s Streamlined Business Focus may result in operational and strategic challenges.

As described under “Recent Developments – Streamlined Business Focus,” the Company has decided to streamline its business focus on advancing weed management in Rice and its partner-funded and/or supported biofragrance products and sustainable ingredients.

Cost reduction actions associated with this streamlined focus, including rationalization of human capital resources and certain non-core facilities, may result in the loss of institutional knowledge and expertise, may adversely affect operations and yield unintended consequences, such as unplanned attrition and reduced employee morale. The Company’s ability to successfully execute on its strategy depends on retaining key remaining personnel, and unanticipated attrition, which may occur on short notice, could potentially harm the Company’s business and operations. As a result, Cibus’ management may need to divert attention away from day-to-day strategic and operational activities and devote additional time to managing organizational changes. Moreover, the Company is in the process of planning cost reduction actions and there can be no assurance that the Company will be able to achieve its stated cash burn target in a timely manner, or at all, or that such changes will result in improved cash flow and financial stability.

The Company’s decision to streamline its business focus on weed management in Rice and partner-funded and/or supported biofragrance products and sustainable ingredients reflects management assumptions and estimates regarding the demand for end-products containing Cibus licensed intellectual property, the existence or non-existence of products being simultaneously developed by competitors, global and regional agricultural and macro-economic conditions, and potential market penetration and obsolescence, whether planned or unplanned. There can be no assurance that such management assumptions are correct, and any failure to realize such demand forecasts for Cibus’ products or downstream products containing Cibus’ intellectual property could have a material adverse effect on Cibus’ business, results of operations, and financial condition.

Forward Looking Statements

This 8-K contains “forward-looking statements” within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding Cibus’ operational and financial performance, Cibus’ strategy and streamlined business focus, contemplated cost reduction actions and their timing, future operations, prospects, and plans, including anticipated commercial launch dates and partner funding necessary to achieve these targets, and the anticipated regulatory environment for the Company’s products are forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions.

These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. Cibus’ actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: Cibus’ need for additional near-term funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; Cibus’ need for partner funding to advance its non-Rice development programs and to achieve their target development goals and challenges associated with obtaining such funding; changes in expected or existing competition; challenges to Cibus’ intellectual property protection and unexpected costs associated with defending intellectual property rights; increased or unanticipated time and resources required for Cibus’ Rice product development efforts; Cibus’ reliance on third parties in connection with its development activities; challenges associated with Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; the risk that farmers do not recognize the value in germplasm containing Cibus’ traits or that farmers and processors fail to work effectively with crops containing Cibus’ traits; delays or disruptions in the Company’s platform or trait product development efforts; challenges that arise in respect of Cibus’ production of high-quality plants and seeds cost effectively on a large scale; Cibus’ dependence on distributions from Cibus Global, LLC to pay taxes and cover its corporate and overhead expenses; regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; delays and uncertainties regarding regulatory developments in the European Union; Cibus’ ability to achieve commercial success; commodity prices and other market risks facing the agricultural sector; technological developments that could render Cibus’ technologies obsolete; changes in macroeconomic and market conditions, including inflation, supply chain constraints, and rising interest rates; dislocations in the capital markets and challenges in accessing liquidity and the impact of such liquidity challenges on Cibus’ ability to execute on its business plan; and other important factors discussed in the “Risk Factors” section of Cibus’ Annual Report on Form 10-K which was filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2025. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Cibus’ assessment of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement and involves such risks and uncertainties. Accordingly, the Company could use its available capital resources sooner than it currently expects.

In addition, the forward-looking statements included in this 8-K represent Cibus’ views as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus’ views as of any date subsequent to the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2025

CIBUS, INC.

By:	/s/ Peter Beetham
Name:	Peter Beetham
Title:	Interim Chief Executive Officer